Exhibit 10.75 MAGELLAN PETROLEUM CORPORATION RESTRICTED STOCK AWARD AGREEMENT This Restricted Stock Award Agreement (the "Agreement") is made effective as of the grant date set forth in Section 3 below (the "Grant Date") between Magellan Petroleum Corporation, a Delaware corporation (the “Company”), and the grantee named in Section 1 below (the "Grantee"), to whom a Restricted Stock Award has been granted under the Company's 2012 Omnibus Incentive Compensation Plan (the "Plan"). Pursuant to the terms and conditions of the Plan and this Agreement, as of the Grant Date the Company has granted the Restricted Stock Award set forth herein to Grantee. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Plan. 1. Name of Grantee. The name of Grantee is [_____________________]. 2. Number of Restricted Shares. [___________] restricted shares of Common Stock (the “Restricted Shares”) have been granted to Grantee and are the subject of this Agreement (with such grant sometimes hereinafter referred to as the "Award"). 3. Grant Date. The Grant Date of the Restricted Shares is [___________]. 4. Acceptance; Execution of Agreement. If Grantee does not accept this Award of Restricted Shares within 60 days (or such shorter time as the Plan Administrator may specify) following the Grant Date by executing and delivering to the Corporate Secretary of the Company a copy of this Agreement, Grantee's rights with respect to the Restricted Shares awarded hereby will be forfeited. 5. Vesting of Restricted Shares. Provided that a Termination of Service of Grantee has not occurred on or before the following respective vesting dates, the vesting of the Restricted Shares shall occur as follows: Number of Shares Vesting Date [___________] (1/3) [___________] [___________] (1/3) [___________] [___________] (1/3) [___________] Upon such vesting, the respective number of Restricted Shares that have vested shall no longer be subject to forfeiture by Grantee to the Company as set forth in Section 6, and shall no longer be subject to restrictions against transfer as set forth in Section 7. From the Grant Date until the vesting of the corresponding number of Restricted Shares associated with such vesting date (the "Restriction Period"), such corresponding number of Restricted Shares shall be subject to forfeiture as set forth in Section 6, and restrictions against transfer as set forth in Section 7. 6. Forfeiture. In the event of a Termination of Service of Grantee, all of the Restricted Shares that are then remaining unvested shall be immediately forfeited to the Company,

2 without the necessity of any further act by the Company, Grantee, or Grantee’s legal representative. 7. Nontransferability; Rights as a Stockholder. Restricted Shares for which the applicable Restriction Period has not expired and thus have not become vested may not be sold, assigned, transferred, or otherwise disposed of or pledged or otherwise encumbered by Grantee; provided, however, that Grantee shall have all the rights of a stockholder with respect to the Restricted Shares awarded hereby, including voting and dividend rights, subject to the provisions regarding nontransferability and the Company’s forfeiture rights described herein. Subject to the forfeiture provisions described herein, Grantee shall be entitled to receive any cash dividends paid with respect to unvested Restricted Shares during the applicable Restriction Period, but such dividends shall be held by the Company and paid, without interest, within 10 days following the vesting of such Restricted Shares. In the event that Restricted Shares are forfeited to the Company pursuant to this Agreement, any cash dividends paid with respect to such Restricted Shares during the applicable Restriction Period shall also be forfeited to the Company. Restricted Shares that become vested may be transferred by Grantee, subject to compliance with the Company's Insider Trading Policy and applicable laws, rules, and regulations. 8. Tax Matters. (a) Tax Withholding. The Company may make such provisions and take such steps as it deems necessary or appropriate for the withholding of any taxes that the Company is required by law or regulation of any governmental authority, whether federal, state, or local, to withhold in connection with the Restricted Shares subject to this Agreement. Grantee shall elect, prior to any tax withholding event related to the Restricted Shares and at a time when Grantee is not aware of any material nonpublic information about the Company and Grantee would be permitted to engage in a transaction in the Company’s securities under the Company’s Insider Trading Policy, whether Grantee will satisfy the applicable tax withholding requirement by paying the taxes in cash, by delivery of shares of Common Stock of the Company, including by having the Company withhold delivery of vested Restricted Shares, having a Fair Market Value equal to the minimum statutory withholding that may be imposed on the transaction (based on minimum statutory withholding rates for federal, state, and local tax purposes, as applicable, that are applicable to such transaction), or in a combination of such means as may be acceptable to the Plan Administrator. Grantee’s election shall be irrevocable, made in writing, signed by Grantee, and shall be subject to any restrictions or limitations that the Plan Administrator, in its sole discretion, deems appropriate. In no event shall fractional shares of Common Stock be used or otherwise result from any tax withholding, but rather such shares shall be rounded to the nearest whole number of shares. (b) Section 83(b) Election. In the event Grantee properly makes an election under Section 83(b) of the Code to include in taxable income the Fair Market Value of the Restricted Shares as of the Grant Date, Grantee shall, within 10 days of

3 making such election, notify the Company in writing of such election and shall provide the Company with a copy of such election form filed with the U.S. Internal Revenue Service. In addition, Grantee shall make appropriate arrangements satisfactory to the Company to pay the Company all applicable withholding taxes resulting from such election. In the event Grantee does not make such payments, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the Restricted Shares. 9. Stock Certificates; Book-Entry. During the applicable Restriction Periods for the Restricted Shares, any certificates representing unvested Restricted Shares shall be issued in the name of Grantee, but held in the physical custody of the Company or the Company's stock transfer agent, and shall bear the following (or a substantially similar) legend to evidence the restrictions on such Restricted Shares, in addition to any other legends that may be required under federal or state securities laws: "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE CONDITIONS) CONTAINED IN THE MAGELLAN PETROLEUM CORPORATION 2012 OMNIBUS INCENTIVE COMPENSATION PLAN AND THE RESTRICTED STOCK AWARD AGREEMENT DATED AS OF [___________] BETWEEN MAGELLAN PETROLEUM CORPORATION AND THE REGISTERED OWNER OF THE SHARES REPRESENTED HEREBY. COPIES OF THE PLAN AND THE AWARD AGREEMENT ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF MAGELLAN PETROLEUM CORPORATION." Any unvested Restricted Shares credited to book-entry accounts during the applicable Restriction Periods shall be subject to similar stop-transfer orders to evidence the restrictions on such Restricted Shares. In connection with the restrictions on the Restricted Shares, Grantee shall execute the stock power attached hereto as Annex I to facilitate the transfer of the Restricted Shares in the event they are forfeited pursuant to Section 6 above. Promptly upon the vesting of any Restricted Shares, the Company shall remove the above restrictions for such shares and release to Grantee physical custody of any certificates for such shares. 10. Compliance with Laws and Regulations. The issuance of the Restricted Shares pursuant to this Agreement shall be subject to compliance with all applicable laws, rules, and regulations, and to compliance with all applicable provisions of the Company's Certificate of Incorporation, as amended, and By-Laws, as amended. 11. General Provisions. (a) Notices. Any notice to Grantee relating to this Agreement shall be in writing and delivered in person or by mail, fax, or email transmission to the address or addresses for Grantee on file with the Company. Any notice to the Company

4 relating to this Agreement shall be in writing and shall be delivered to the Company at its principal office, and be specifically directed to the attention of the Corporate Secretary. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect pursuant hereto. (b) Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties relating to the subject matter hereof and supersede any prior agreements or understandings with respect thereto. (c) Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the Company, its successors, and assigns, and Grantee and Grantee’s heirs, devisees, and legal representatives. In the event of Grantee’s death or a judicial determination of Grantee’s incompetence, references in this Agreement to Grantee shall be deemed to refer to Grantee’s legal representatives, heirs, or devisees, as the case may be. (d) Resolution of Disputes. Any dispute or disagreement that arises under, or is a result of, or in any way relates to, the interpretation, construction, or applicability of this Agreement shall be resolved as determined by the Plan Administrator. Any determination made hereunder shall be final, binding, and conclusive for all purposes. (e) Governing Law. This Agreement shall be construed and governed in accordance with the laws of the State of Colorado, excluding any conflicts or choice of law principles which might otherwise result in construction or interpretation of the Agreement under the substantive law of another jurisdiction; provided, however, that all corporate law matters with respect to the Company shall be governed by the Delaware General Corporation Law. (f) Incorporation of Plan by Reference; Controlling Document. The provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any inconsistency between this Agreement and the Plan, the Plan shall control. (g) Amendments. This Agreement may be amended only by a written instrument executed by both the Company and Grantee. (h) No Right Under This Agreement or Plan to Continued Employment. Nothing contained in this Agreement or the Plan shall confer on Grantee any right to continue to be employed by the Company or any subsidiary thereof, or shall limit the Company’s right to terminate the employment of Grantee at any time; provided, however, that nothing contained in this Agreement shall affect any separate contractual provisions that exist between Grantee and the Company or its subsidiaries with respect to the employment of Grantee. (i) Personal Data. Grantee hereby consents to the collection, use, and transfer, in electronic or other form, of Grantee’s personal data as described in this Agreement by and among, as applicable, the Company and its affiliates for the exclusive purpose of implementing, administering, and managing Grantee’s

5 participation in the Plan. The Company holds, or may receive from any agent designated by the Company, certain personal information about Grantee, including, but not limited to, Grantee’s name, home address, personal telephone number, date of birth, social security insurance number or other identification number, salary, nationality, job title, any shares of Common Stock held, and details of this Award and any other rights to shares of Common Stock awarded, canceled, exercised, vested, unvested, or outstanding in Grantee’s favor, for the purpose of implementing, administering, and managing the Plan, including complying with applicable tax and securities laws (the “Personal Data”). The Personal Data may be transferred to any third parties assisting in the implementation, administration, and management of the Plan. Grantee authorizes such recipients of the Personal Data to receive, possess, use, retain, and transfer the Personal Data, in electronic or other form, for the purposes described above. Grantee may, at any time, view the Personal Data, request additional information about the storage and processing of the Personal Data, require any necessary amendments to the Personal Data, or refuse or withdraw the consents herein, in any case without cost, by contacting the Corporate Secretary of the Company in writing. Any such refusal or withdrawal of the consents herein may affect Grantee’s ability to participate in the Plan. (j) Electronic Delivery of Documents. The Company may, in its sole discretion, deliver any documents related to this Award, or any future awards that may be granted under the Plan, by electronic means, or request Grantee’s consent to participate in the Plan or other authorizations from Grantee in connection therewith by electronic means. Grantee hereby consents to receive such documents by electronic delivery and, if requested, to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. (k) Receipt of Award and Related Documents. Grantee hereby acknowledges the receipt, either directly or electronically, of the Award, a copy of the Plan, and a prospectus for the Plan. (l) Execution in Counterparts; Delivery of Signatures. This Agreement may be executed in counterparts, and executed signature pages may be delivered by email or fax transmission. Execution of a written instrument for this Agreement may be evidenced by any appropriate form of electronic signature or affirmative email or other electronic response attached to or logically associated with such written instrument, which is executed or adopted by a party with an indication of the intention by such party to execute or adopt such instrument for purposes of execution thereof. * * * * * [Signature page follows]

6 IN WITNESS WHEREOF, the Company and Grantee have executed this Restricted Stock Award Agreement, effective as of the Grant Date set forth in Section 3 hereof. COMPANY: MAGELLAN PETROLEUM CORPORATION, a Delaware corporation By: ____________________________________ Printed Name: ___________________________ Title: __________________________________ Date signed: ____________________________ GRANTEE: Signature: ______________________________ Printed Name: __________________________ Date Signed: ___________________________

7 Annex I STOCK POWER FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto Magellan Petroleum Corporation, a Delaware corporation (the “Company”), [___________] shares of common stock, $0.01 par value per share, of the Company, registered in the name of the undersigned on the books and records of the Company, and does hereby irrevocably constitute and appoint the Corporate Secretary of the Company as attorney to transfer the said stock on the books of the Company, with full power of substitution in the premises. Signature: _________________________________ (signature must correspond exactly to the name on the stock certificate) Printed Name: _____________________________ Date Signed: ______________________________